                           GREEN TREE FINANCIAL CORP.
                        NET INTEREST MARGIN TRUST 1995-A
                                  OCTOBER 1997
                           PAYMENT November 17, 1997
               7.25% SECURITIZED NET INTEREST MARGIN CERTIFICATES



                                 CUSIP#              393534AC6
                                 Trust Account #     33-34309-0
                                 Distribution Date:  November 17, 1997



SECURITIZED NET INTEREST MARGIN
-------------------------------                             PER $1,000
CERTIFICATES                                                  ORIGINAL
------------                                                  --------

1.   Amount Available                         1,700,232.60

Interest

2.   Aggregate Interest                       1,117,672.97   3.62880834

3.   Amount Applied to:
     (a)  accrued but unpaid Interest

4.   Remaining:
     (a)  accrued but unpaid Interest

5.   Monthly Interest                         1,117,672.97

Principal

6.   Current month's principal
     distribution                               582,559.63    1.89142737

7.   Remaining outstanding principal
     balance                                184,411,587.61   598.7389208
     Pool Factor                                 .59873892

8.   Present value of the projected
     remaining aggregate cashflows of
     the Finance I Assets and the
     Residual Assets, as of the immediately
     preceding Distribution Date            198,283,243.34**

9.   Aggregate amount on deposit
     in reserve fund                          7,500,000.00

10.  Subordinated Certificateholder payment
     (interest earnings on Reserve Fund,
     pursuant to Section 5.8)                    36,721.74

11.  Aggregate principal balance of
     loans refinanced by Green Tree
     Financial                               17,701,931.87

                           GREEN TREE FINANCIAL CORP.
                        NET INTEREST MARGIN TRUST 1995-A
                                  OCTOBER 1997
                           PAYMENT November 17, 1997
               7.25% SECURITIZED NET INTEREST MARGIN CERTIFICATES
                                     Page 2


                                 CUSIP#              393534AC6
                                 Trust Account #     33-34309-0
                                 Distribution Date:  November 17, 1997



12.  Weighted average CPR                          19.33%

13.  Weighted average CDR                           5.91%

14.  Annualized net loss percentage                 3.05%

15.  Delinquency         30-59 day                  1.39%

                         60-89 day                   .51%

                         90+ day                    1.03%

                         Total 30+                  2.93%


First Trust N.A. Paying Agent/Bondholder Relations (612) 973-6700

**Present value of the projected remaining cashflows is based on estimated future performance of the underlying loans. These projections are subject to ongoing evaluation based upon a number of factors, including historical performance. As such, this projected value may change periodically, not only as a result of actual experience but also as a result of revisions made to the assumptions upon which such projections are based.

The assumptions utilized in projecting this value are in the process of being re-assessed at the time of publication of this report. The amount shown represents the present value of projected remaining cashflows based on assumptions similar to those used in the previous period.

                           GREEN TREE FINANCIAL CORP.
                        NET INTEREST MARGIN TRUST 1995-A
                                  OCTOBER 1997
                           PAYMENT November 17, 1997



                                             Fee Assets
                               ---------------------------------------
                                 Guarantee      Inside      Fee Asset
                                   Fees          Refi         Total
                               ------------  ------------  ------------

GTFC 1994-5                                    110,554.58    101,554.58
GTFC 1994-6                                    177,663.65    177,663.65
GTFC 1994-7                                     88,981.55     88,981.55
GTFC 1994-8                                    149,670.29    149,670.29
GTFC 1995-1                                    137,715.11    137,715.11
GTFC 1995-2                             .00           .00           .00
GTFC 1995-3                                    332,400.33    332,400.33
GTFC 1995-4                                    218,982.16    218,982.16
GTFC 1995-5                            0.00           .00           .00
                               ------------  ------------  ------------
                                             1,206,967.67  1,206,967.67


Total amount of Guarantee Fees and Inside
Refinance Payments                                         1,206,967.76

Subordinated Servicing Fees                                  137,495.30

Payment on Finance 1 Note                                  1,344,462.97

Allocable to Interest (current)                              828,738.35

Allocable to accrued but unpaid Interest                            .00

Accrued and unpaid Trustee Fees                                     .00

Allocable to Principal                                       515,724.62

Finance 1 Note Principal Balance                         136,654,761.53

                           GREEN TREE FINANCIAL CORP.
                        NET INTEREST MARGIN TRUST 1995-A
                                  OCTOBER 1997
                           PAYMENT November 17, 1997



                                               Inside
                               Residual         Refi           Total
                             ------------    -----------    -----------

GTFC 1994-5                           .00            .00            .00
GTFC 1994-6                           .00            .00            .00
GTFC 1994-7                           .00            .00            .00
GTFC 1994-8                           .00            .00            .00
GTFC 1995-1                           .00            .00            .00
GTFC 1995-2                           .00     175,998.38     175,998.38
GTFC 1995-3                           .00            .00            .00
GTFC 1995-4                           .00            .00            .00
GTFC 1995-5                           .00     179,771.25     179,771.25
                             ------------    -----------    -----------
                                      .00     355,769.63     355,769.63


Total Residual and Inside Refinance Payments                 355,769.63